UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 3, 2007

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                          000-21430                88-0296885
(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                 File Number)           Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal offices)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

                                Not applicable
                      ------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 7 - Regualtion FD

Item 7.01 - Regualtion FD Disclosure.

We are reporting the following based on matters discussed in the August 3, 2007 conference call that we held in conjunction with our release of our second quarter financial results.

1) We think that prospective participants in our strategic progress have put everthing on hold while everyone waits for results in our litigation with Riv Acquisition Holdings Inc., which we think will be in a few weeks.

2) We have had no discussions with any potential acquirers of our Company as a result of the recent interest rate environment.

The information in this Item 7.01 shall not be deemed "filed" for purposes of
Section 18 of the Securites Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing undert the Securities Exchange Act of 1933, except as and when expressly set forth by such specific reference in such filing.










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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2007             RIVIERA HOLDINGS CORPORATION


                                 By: /s/ Mark Lefever
                                 Treasurer and Chief Financial Officer